                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               October 15, 1998


                        HERITAGE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        WASHINGTON                     0-29480                 91-1857900
----------------------------         ------------          ------------------
(State or other jurisdiction         (Commission              IRS Employer
     of incorporation)               File Number)          Identification No.


         205 Fifth Avenue S.W.
             Olympia WA                                          98501
   -----------------------------------------                --------------
   (Address of principal executive officers:                  (Zip Code)

      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------


ITEM 8 -- CHANGE IN FISCAL YEAR

     On October 15, 1998, the Board of Directors of Heritage Financial Corporation, Olympia, Washington ("Heritage") approved by resolution the changing of Heritage's fiscal year end from June 30 to December 31. Heritage will file a Form 10-K for the year ending December 31, 1998 to report financial information for the interim period.

ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements--not applicable

     (b)  Pro forma financial information--not applicable

     (c)  Exhibit:

          99      News Release issued by Heritage, dated October 28, 1998


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 28, 1998

                                        HERITAGE FINANCIAL CORPORATION


                                        By:  /s/ Donald V. Rhodes
                                           -----------------------
                                           Donald V. Rhodes
                                           Chairman, President and
                                           Chief Executive Officer